Exhibit 99.2

The New Industry Standard for Immersive Wireless Sound NASDAQ: WISA Summit Wireless Q3 2021 Investor Call November 10, 2021

2 NASDAQ: WISA Forward Looking Statements This presentation of Summit Wireless Technologies, Inc . (NASDAQ : WISA) (the “Company” or “WISA”) contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Readers are cautioned not to place undue reliance on these forward - looking statements . Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting Summit Wireless’ business including, current macroeconomic uncertainties associated with the COVID - 19 pandemic, our inability to predict or measure supply chain disruptions resulting from the COVID - 19 pandemic and other drivers, our the ability to predict the timing of design wins entering production and the potential future revenue associated with design wins ; rate of growth ; the ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity ; consumer demand conditions affecting customers’ end markets ; the ability to hire, retain and motivate employees ; the effects of competition, including price competition ; technological, regulatory and legal developments ; developments in the economy and financial markets and other risks detailed from time to time in Summit Wireless’ filings with the Securities and Exchange Commission, including those described in “Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31 , 2020 filed with the SEC, as revised or updated for any material changes described in any subsequently - filed Quarterly Reports on Form 10 - Q . The information in this presentation is as of the date hereof and the Company undertakes no obligations to update unless required to do so by law . * WiSA Ready TVs, gaming PCs and console systems are "ready" to transmit audio to WiSA Certified speakers when a WiSA USB Tra nsm itter is plugged in and a user interface is activated through an APP or product design like LG TVs. © 2021 Summit Wireless Technologies, Inc. All rights reserved. Summit Wireless Technologies and the Summit Wireless logo are tra demarks of Summit Wireless Technologies, Inc., SoundSend, The WiSA logo, WiSA, WiSA Ready, and WiSA Certified are trademarks, or certifi cat ion marks of WiSA LLC. Third - party trade names, trademarks and product names are the intellectual property of their respective owners and pro duct names are the intellectual property of their respective owners.

3 NASDAQ: WISA Markets and sells ASICS, modules & IP that is integrated into leading TV & speaker brands Association with 70+ leading CE brands implementing WiSA global interoperability standard Summit Wireless NASDAQ: WISA Summit Wireless Summit Wireless is a leading provider of immersive, wireless sound technology for intelligent devices & next - generation home entertainment systems 3

4 NASDAQ: WISA WiSA Association: Building a Standard The WiSA Association has 70+ member brands implementing worldwide standards for high definition, multi - channel, low latency audio using our WiSA global interoperability standard iPhone AVRs TVs XBOX Windows 10 Surface Pro Consumers Win • - Greater simplicity - • - Greater access to content - • - Lower cost to enable - The Evolution of Sound Personal Whole House Immersive Sound

More Accomplishments

- Rolling Stone "Best Home Theater System" to Platin Milan 5.1
- Former HDMI executives increasing traction and monetizing the WiSA Standard
- Launched numerous WiSA Certified™, WiSA Ready™ and WiSA SoundSend Certified™ products and designs
  - LG Electronics QNED Mini LED TV
  - Hisense laser TV projector
  - Toshiba REGZA, first TV with WiSA SoundSend certification
  - Harman Kardon Radiance 2400
  - Hansong Technology reference platforms featuring Summit's IoT transceiver module

SUMMIT WIRELESS

WiSA

WiSA Online Storefronts

amazon.com

walts

B&H PHOTO · VIDEO · PRO AUDIO

Electronic Express

BEACH CAMERA

focus

BUYDIG

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6 NASDAQ: WISA 31% 41% ~ 160% 2019 A 2020 A 2021 A/Est. Why Now? Revenue Growth YOY 26,200 365,800 ~ 2,000,000 2019 A 2020 A 2021 E Annual Website Traffic number of visitors 9 mo.s 9 mo.s

7 NASDAQ: WISA Today’s Sound Experience Options WiSA’s Advantage • Better Sound Field • Simple Installation • Lower Prices Soundbar TV Soundbar + Subwoofer Soundbar + Subwoofer + Simulated Dolby Digital/Atmos $799 $1,300 $1,800 $899+ Premium Soundbar Systems (i.e. Sony/ Sonos /Bose) WiSA Discreet Speakers / Spatial Sound Home Theater

8 NASDAQ: WISA Best Home Theater System: Platin Milan 5.1 Rolling Stone Essentials 2021

9 NASDAQ: WISA “Spatial/Immersive algorithms are good, but “algos” on more speakers is stunning,” WiSA Management. “Apple Music’s Spatial Audio and Lossless Streaming are Now Available on Android” “Verizon Has Its Own Version of Spatial Audio and It’s Already Pushing It on Phones” “Netflix is Finally Adding Support for Spatial Audio on iPhone and iPad” The company is rolling out support for the immersive surround sound feature now “Amazon Music Brings Spatial Audio to More Customers than Ever Before” Spatial Audio Has Arrived Articles in

10 NASDAQ: WISA What’s Next? Spatial Audio for the World Smart TV, Home Theater, STB, Game Console PC Movie Wearable Pandora Mobile Gaming Multi - room Wireless Headset Audio Bulb

11 NASDAQ: WISA WiSA Wave • 2M visitors projected for 2021 • 7 National retailers opening virtual storefronts increasing ease of WiSA Certified TM sales SoundSend universal, low - cost WiSA connectivity Discovery: Next - Gen Wi - Fi Module Wi - Fi tech broadening the market through lower cost 11 Primary Growth Drivers

12 NASDAQ: WISA WiSA’s Award - Winning Unifier Your Smart TV WiSA SoundSend Amazing Speakers Works with 100s of millions of TVs with ARC/ eARC Universal transmitter easily connects to your TV and sends HD audio to speakers Amazing WiSA Certified speakers from great brands App for Android OS TVs: Sony, Sharp, Toshiba, etc. and Smart Phones

WiSA Wave Benefits Brands and Consumers

Brands:

- Ad cost covers multiple brands
- Displays WiSA as a Category

Consumers:

- Educates on WiSA benefits
- Directs them to “learn more” or shopping sites

Marketing:

- Identifies an audio consumer
- Tags a consumer for remarketing

Reseller:

- Facilitates consumer buying


Annual Website Traffic
number of visitors
26,200
365,800
~1,200,000
~2,000,000
2019 A
2020 A
9M 2021 A
2021 E

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14 NASDAQ: WISA WiSA Wave Leveraging Digital Marketing 14 Brands or retailers remarket using WiSA Wave analytics. For example: • Demographics • Geography • Repeat visitors • Shoppers vs researchers • Time on site • Consumer vs audiophile shopper

15 NASDAQ: WISA Expanding the Ecosystem: 7 Storefronts Establishing Various Price Points Audiophile Brands $1,098 - $1,495 $799 - $999 $2,000 - $20,000 Mainstream Entry Level Milan 5.1 with WiSA SoundSend 7 Online Retail Storefronts Opening

16 NASDAQ: WISA 35.8 38.7 41.8 44.9 48.3 52.1 2020 2021 2022 2023 2024 2025 Soundbars Units * (in Ms ) Soundbar Opportunity: Low Hanging Fruit ** Management estimates: Factors include content availability, simplicity for the consumer, price, multiple brands Audio Configuration Gen 1: 5.1 Soundbar units (Ms) 41.8 WiSA Share 5% WiSA Systems (Ms) 2.1 Speakers per configuration 6 Transmitters per system 1 Module TAM (Ms) 14.6 Module ASP ($ per unit) $9.00 Rev. TAM (Ms of $) $132 2022 Projected Soundbar SAM** * Source: Infiniti Research September 2021

17 NASDAQ: WISA • First Gen Technology established WiSA as multi - channel wireless technology brand with a complete ecosystem of TVs/transmitters and speakers • Next Gen extends WiSA to all smart devices with massive TAM • Immersive Sound Expands to Wi - Fi enabled smart devices: • Smart TVs • Smart Speakers • Smart Phones • Tablets • Gaming PCs and Consoles • IoT Devices • Headphones Beyond Premium Audio: Driving 2022 Growth Home Entertainment Mobile Discovery: Next - Gen Wi - Fi Module

18 NASDAQ: WISA Former HDMI Team to Evangelize and Monetize the WiSA Standard Industry Veterans Bring Extensive Experience in Developing, Launching, and Licensing Multiple Standards - based Technologies Eric Almgren Steve Venuti • Co - founder and GM of unit of Silicon Image that launched and built the HDMI standard • Drove revenue from both IP and standards - based licensing at HDMI Licensing • Founded and monetized several standards - based organizations: Mobile High - definition Link (MHL), Low - power memory (LPDDR4), and WirelessHD • President of HDMI Licensing, LLC for 12 years • Responsible for brand building and driving specification adoption of with ecosystem partners • Served as Chairman of the WirelessHD consortium

19 NASDAQ: WISA 198% Q3 2021 Revenue Growth $0.6 $1.8 $1.7 $2.4 $6.3 to $6.5 Q3 '20A Q3 '21A 2019A 2020A 2021A/E 18% Revenue & Gross Margin ($ in M) Q3 ‘21 • $1.8M revenue, up 198% vs. Q3 ’20 • 28.0% gross margin, up from 17.1% in Q3 ‘20 • $3.4M opex , including $0.4M of non - cash, vs. $3.1M, including $0.7M of non - cash in Q3 ’20 • $2.1M net loss, including $0.9M benefit related to PPP forgiveness vs. $3.0M in Q3 ‘20 2021 Guidance • $6.3M to $6.5M revenue, up at least 160+% vs. 2020 ~$450k has been rescheduled to 2022 due to customers’ redesign as a results of part shortages. • 28% to 30% gross margin • ~$13.4M opex , w/~$1.4M in non - cash charges Actively investing in strategic marketing and engineering to further leadership in the spatial surround sound market. 19 28% to 30% - 4% 17% $4.5 9 mo.s Act. As reported with the Q3 2021 results on November 10, 2021. 28%

20 NASDAQ: WISA Expanding WiSA Ecosystem Driving Growth More Consumers More Speaker Brands More Products Lower Entry Prices More TV Integration Driving Revenue Growth NASDAQ: WISA Investing in strategic marketing and innovation Strong balance sheet Cash & Cash Equivalents • $16.1M at 9/30/21 • ~$13M expected at 12/31/21 Well Capitalized for 2022

21 NASDAQ: WISA 31% 41% ~ 160% 2019 A 2020 A 2021 E Expanding Ecosystem, Fueling Growth • Building the standard, like HDMI • Protected IP and WiSA trademark Immersive Sound • Soundbars, Smart TVs, Wireless Speakers, Headphones, Smartphones Huge Market Opportunity • ~1.2Mk website visitors through 9M 2021 • ~2M website visitors expected in 2021 Increasing WiSA Adoption • WiSA Wave engaging consumers • New Amazon storefront Improved, Proven Market Strategy • At least 160% FY 2021 revenue growth expected • 30% long - term goal for gross margin Driving Revenue and Gross Margin Growth 26 366 ~ 2,000 2019 A 2020 A 2021 E # of Website Visitors (in $000s) Revenue Growth YOY 9 mo.s 9 mo.s

Stay Home and Save with Stadium Surround Sound

Shop WiSA Certified™ products at numerous locations and online storefronts



To save $100 on either the Milan 5.1 or Monaco 5.1 systems, both shipping with the WiSA SoundSend included, use the discount code **WISA$100** at **www.platinaudio.us**

NASDAQ: WISA

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Investor Relations Greg Falesnik, CEO - MZ North America 949 - 385 - 6449, WISA@mzgroup.us Kirsten Chapman, MD - LHA Investor Relations 415 - 433 - 3777, summit@lhai.com Summit Wireless Technologies, Inc. 6840 Via Del Oro, Suite 280 San Jose, CA 95119 www.summitwireless.com